UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150
Mission Viejo, California 92691
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously announced, on February 18, 2011, Aeolus Pharmaceuticals, Inc. (the “Company”) entered into a Research and Manufacturing Agreement (the “JMPS Agreement”) with Johnson Matthey Pharmaceutical Materials, Inc. (d/b/a Johnson Matthey Pharma Services) (“JMPS”), pursuant to which the Company engaged JMPS to, among other things, analyze, assess and develop a reliable separations or manufacturing process for certain chemical compounds as required by the Company and to perform such additional work as may be required or agreed upon by the parties and to manufacture compounds for the Company. The Company entered into the JMPS Agreement in furtherance of the Company’s efforts under the development agreement with the Office of Biomedical Research and Development Authority for the development of AEOL 10150, the Company’s lead compound, as a medical countermeasure against the pulmonary sub-syndrome of acute radiation syndrome that the Company announced on February 15, 2011.  JMPS provides services to the Company under the JMPS Agreement through one or more project engagements, and each project has a detailed project description and separate fee agreement based on the nature and duration of the project and the specific services to be performed by JMPS. On April 30, 2012, the Company and JMPS entered into four additional project engagements pursuant to the JMPS Agreement (the “Additional Projects”). Under the Additional Projects, JMPS has agreed, among other things, to conduct oxidation state studies, solid form screening and characterization, structural elucidation and material testing with respect to AEOL 10150, as well as perform scale-up development activities, lab demonstrations and plant-scale demonstrations of the manufacture of AEOL 10150 under current good manufacturing processes and other manufacturing processes. JMPS has also agreed to provide program support to the Company with respect to the preparation of supporting documents, and to conduct process and analytical development activities with respect to AEOL 10150.

The term of the JMPS Agreement will continue until the later of February 16, 2016 or the date on which all projects under the agreement have been completed or terminated. Other than the addition of the Additional Projects, the terms of the JMPS Agreement remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2012                                                                AEOLUS PHARMACEUTICALS, INC.

/s/ Russell Skibsted
Russell Skibsted
Senior Vice President & Chief Financial Officer